UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2011 – October 31, 2012
Item 1: Reports to Shareholders

Annual Report | October 31, 2012

Vanguard ExplorerTM Fund

> For the fiscal year ended October 31, 2012, Vanguard Explorer Fund returned about 7%, lagging its comparative standards.

> The advisors’ stock choices in the information technology and health care sectors, in particular, detracted from the fund’s performance relative to its benchmark.

> For the ten years ended October 31, the fund’s average annual return was ahead of its peer group but behind that of its benchmark.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2012

Total
Returns
Vanguard Explorer Fund
Investor Shares	7.00%
Admiral™ Shares	7.16
Russell 2500 Growth Index	10.08
Small-Cap Growth Funds Average	8.96
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2011, Through October 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$73.02	$78.03	$0.096	$0.000
Admiral Shares	68.04	72.68	0.217	0.000

Chairman’s Letter

Dear Shareholder,

Stocks were buoyed by cautious optimism about the economy at the beginning of 2012. However, as the year went on, renewed concerns about the European debt crisis and about growth both at home and abroad curbed investor enthusiasm, especially for riskier assets. In this environment, returns for small-capitalization growth stocks, the focus of Vanguard Explorer Fund, generally lagged those of their large-cap and value-oriented counterparts.

For the 12 months ended October 31, 2012, the fund returned 7.00% for Investor Shares and 7.16% for Admiral Shares. These results trailed the 10.08% return of the benchmark Russell 2500 Growth Index and the 8.96% average return for peer funds.

The fund outperformed its benchmark in consumer discretionary and financials, but not by enough to offset the laggards in information technology and missed opportunities among health care stocks.

If you hold shares of the fund in a taxable account, you may wish to review information about the fund’s after-tax returns later in this report.

U.S. stocks led the advance for global equity markets

U.S. stocks returned about 14% for the 12 months ended October 31, putting domestic equities ahead of their international counterparts. Stocks in Europe and Asia, meanwhile, posted modestly positive results.

The advances came amid moves by U.S. and European central bankers to manage risks to the U.S. economy and the finances of European governments and banks. The president of the European Central Bank declared in July that policymakers would do whatever was needed to preserve the euro (common currency).

Although investors’ worries have eased, Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

Bonds continued their march, but leaner times may lie ahead

The broad U.S. taxable bond market returned about 5% for the 12 months. Municipal bonds delivered a robust performance, returning 9%.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.97%	13.48%	0.53%
Russell 2000 Index (Small-caps)	12.08	14.82	1.19
Dow Jones U.S. Total Stock Market Index	14.45	13.62	0.75
MSCI All Country World Index ex USA (International)	3.98	3.74	-5.08

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.25%	6.08%	6.38%
Barclays Municipal Bond Index (Broad tax-exempt market)	9.03	6.84	6.02
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.56

CPI
Consumer Price Index	2.16%	2.28%	2.06%

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained exceptionally low by historical standards.

Bondholders have enjoyed years of healthy returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are much more modest. As yields remain low, the opportunity for similarly strong returns diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

For investors, grass was greener outside small-cap growth stocks

Vanguard Explorer Fund gained ground during the 12 months under review, but relatively high volatility in the stock market and modest prospects for economic

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.50%	0.34%	1.51%

The fund expense ratios shown are from the prospectus dated February 17, 2012, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2012, the fund’s expense ratios were 0.49% for Investor Shares and 0.32% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Small-Cap Growth Funds.

growth led investors to favor better-known names. The fund’s slight tilt toward smaller-cap stocks compared with its benchmark, a strategy that has served it well under different market conditions, proved a modest hindrance to performance for the period. The same was true of the fund’s allocations to innovative but not-yet-profitable companies and to struggling companies poised to make a turnaround.

Information technology stocks, which accounted for almost one-quarter of the fund’s assets during the period, returned about –6% for the fund; in the benchmark,

where their weighting was less, these stocks turned in a slightly positive result. A large portion of the tech-sector declines came from its holdings among semiconductor makers, internet software firms, and communications firms, as a cooling off in business spending contributed to double-digit drops in their stock prices.

Health care, another of Explorer’s heavily weighted sectors, returned almost 15% for the fund. For the benchmark, however, which had a slightly lighter weighting, the sector returned more than 22%. Here, the relative underperformance

Total Returns
Ten Years Ended October 31, 2012
Average
Annual Return
Explorer Fund Investor Shares	8.86%
Russell 2500 Growth Index	10.40
Small-Cap Growth Funds Average	8.00
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

was largely attributable to the fund’s lack of exposure to several pharmaceutical and biotechnology stocks that produced stellar returns on product pipeline advances and merger-and-acquisition activity.

Among the fund’s successes in stock selection were homebuilders, which helped the fund generate a return almost double that of the benchmark in the consumer discretionary sector. Strong stock selection among banks and insurance companies enabled the fund to outpace the benchmark in financials as well.

Small-cap investors were rewarded for additional risk

For the ten years ended October 31, 2012, the Explorer Fund posted an average annual return of 8.86% for Investor Shares and 9.04% for the Admiral Shares, outperforming the 8.00% average annual return of competing small-cap growth funds but lagging the benchmark index’s annualized return of 10.40%.

Although the fund’s relative results were subpar, investors benefited from the relative strength of small caps. The fund’s annualized return bested the Russell 1000 Index (+6.79%), which tracks larger-cap U.S. stocks, and the Russell 3000 Index (+7.64%), which represents the broad U.S. stock market. All strategies go through periods of relative strength and weakness. Over time, however, we expect that Explorer’s use of multiple talented advisors with diverse strategies, delivered to investors at a low cost, will help strength to predominate.

How our core purpose informs our approach to active management

At Vanguard, we sum up our core purpose this way: To take a stand for all investors, to treat them fairly, and to give them the best chance for investment success. When it comes to our actively managed funds, such as the Explorer Fund, this commitment to investors is reflected both in our rigorous process for selecting fund advisors and in our ongoing efforts to keep the costs of our funds low. We believe our approach gives investors the opportunity to outperform market indexes over the long term.

But make no mistake: Outperformance is hard to come by. For one thing, competition among investors is fierce. Charles Ellis, author of one of my favorite books on investing, Winning the Loser’s Game, points out that the competition is not between the skilled and the inept. It’s between the skilled and the skilled. “It’s like the Williams sisters playing tennis against each other,” as he put it in a recent Vanguard webcast.

Because we recognize the challenges inherent in active management, Vanguard has offered, and advocated for, index funds for more than 35 years. By seeking to track—rather than beat—market returns, index funds provide several benefits: low costs, diversification across a market, and limited deviation from the performance of market benchmarks.

Still, the case for indexing doesn’t preclude the potential for skilled, seasoned managers to deliver outperformance. And the chances for success can increase if those managers deliver their services at low cost, allowing investors to keep more of their returns.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 15, 2012

Advisors’ Report

For the 12 months ended October 31, 2012, Vanguard Explorer Fund returned about 7% for both share classes. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 12. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 20, 2012.

Wellington Management Company, llp

Portfolio Manager:
Kenneth L. Abrams, Senior Vice President
and Equity Portfolio Manager

U.S. stocks posted double-digit returns for the 12 months while results in developed equity markets elsewhere were more muted. At times, the market appeared to be returning to a more normalized environment following the extreme fear and volatility of recent periods. Regardless, we remain true to our process, using an opportunistic and flexible investment approach to build the portfolio from the bottom up, investing in high-quality smaller market-capitalization companies.

Successes: Stock selection was particularly favorable within the consumer discretionary sector. Our holdings in homebuilder stocks PulteGroup and Lennar led the way. The combination of record home affordability, an improving jobs picture, and low levels of new home construction provided a powerful backdrop for U.S. homebuilders following the prolonged, multiyear recession. We trimmed our positions in both PulteGroup and Lennar as their stock prices advanced.

Shortfalls: Security selection, on the other hand, was not as favorable within the information technology and health care sectors. In terms of individual holdings, the most significant detractor for the year was Ferro, a U.S.-based specialty materials and chemicals company. The stock declined after management released disappointing results, citing a weakening economic environment in Europe and higher-than-expected health care and pension expenses.

Granahan Investment
Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Co-Founder
and Chairman

Gary C. Hatton, CFA, Co-Founder
and Chief Investment Officer

Jane M. White, President and Chief
Executive Officer

Amid slow growth in economies around the world, and further downward revisions of estimates for future growth, it seems incongruent to report that stock indexes marked new highs during the period.

Enthusiasm over the third round of quantitative easing is likely the driver. On the other hand, the looming “fiscal cliff” has prompted many CEOs to rein in capital expenditures and hiring. As uncertainty dissipates, we expect small companies with innovative products and strong balance sheets to rebound.

Successes: Our best-performing stocks were in the health care sector. Regeneron Pharmaceuticals and Onyx Pharmaceuticals were the two best names, as both benefited from product portfolios with strong pricing power.

Shortfalls: Despite strong performances from our “software-as-a-service” companies Ultimate Software and SuccessFactors, our overweighted position in information technology hurt performance this year. Rovi, Riverbed Technology, and Acme Packet all announced disappointing top-line results because of customer delays and some product transition. Performance in the financial sector of the index was driven by banks, where our relative weighting was half that of the index—another penalty to performance this year.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and
Chief Investment Officer

Despite substantial uncertainties related to the slow global economy, the sovereign debt crisis and recession in the Eurozone, and risks from the “fiscal cliff” here at home, signs of improvement can be found in the U.S. economy (namely in retail spending and the housing recovery), in China, and among leading economic and credit market indicators. Together with unprecedented supportive actions taken by central banks around the world, these signs suggest a potentially more optimistic outlook for 2013. Nevertheless, we think concentration on high-quality businesses remains essential.

Successes: Apart from the uncertainties, our earlier view that decent equity returns were possible in calendar 2012 has been borne out so far. Over the last 12 months, our biggest successes came from a variety of sectors and included Alliance Data Systems, Cooper Companies, SBA Communications, Middleby, W.R. Grace, and EnerSys.

Shortfalls: Our biggest detractors came from our technology and health care holdings. These included Rovi, Atmel, VeriFone Systems, and Allscripts Healthcare Solutions.

Century Capital Management, LLC

Portfolio Manager:
Alexander L. Thorndike, Managing Partner

For corporations, the near-term economic outlook remains mixed and tentative in light of the uncertainties surrounding postelection tax and spending policies. Management teams are hesitant to invest in new hiring and production until there are signs of an improvement in the economic and political climate. Investors are focused on valuations, which is unsurprising, given the double-digit returns from U.S. equities year to date.

Corporate balance sheets remain high in cash and relatively unleveraged by debt. In our opinion, a continued drop toward 6.5% in the unemployment rate is necessary to trigger strong GDP growth. We hope that in the aftermath of the November elections, some bipartisan compromise can bring a measure of clarity to the markets and set the stage for accelerating GDP growth in 2013.

Shorter term, investors will face several challenges, including concerns surrounding the “fiscal cliff,” ongoing European debt issues, the slowing Chinese economy, and tensions in the Middle East and North Africa. Against this backdrop, we remain focused on owning domestically oriented businesses with high recurring revenues and sustainable competitive advantages that can organically grow their businesses in an environment of low GDP growth.

Successes: Industrials was our best-performing sector for the year, with Beacon Roofing Supply and CAI International top performers. The consumer staples sector also contributed, with Hain Celestial Group and McCormick & Company adding to performance.

Shortfalls: Materials was our weakest-performing sector for the period, with Noranda Aluminum Holding Corporation and Intrepid Potash among the top detractors. The health care sector also lagged, particularly Quality Systems and Questcor Pharmaceuticals.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner and
Senior Portfolio Manager

The market environment has been characterized by unrelenting concern over the outlook for economic growth domestically and internationally. Fundamentally, corporate expectations remain guarded. Against this backdrop, our portfolio decisions steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution around growth-oriented business models.

Successes: Ocwen Financial was our top-performing holding for the fiscal year. The residential loan servicer announced two important acquisitions, both of which add materially to its servicing portfolio. Improved production execution at energy company Kodiak Oil & Gas drove solid investment returns. The portfolio also benefited from investments in two acquired companies: Kenexa, a human resources software company, and Catalyst Health Solutions, a pharmacy benefit manager.

Shortfalls: Our investment in Express, a national apparel and accessories retailer, performed poorly because of merchandising mishaps and increased competition. NxStage Medical, a provider of medical solutions for renal care, saw slower revenue growth in the home dialysis segment.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Our diversified, multifactor stock selection model performed well over the fiscal year. For the period, our growth, management decisions, and quality indicators contributed positively to performance, while our valuation and market sentiment indicators detracted from it.

Successes: Our stock selection results were best within the consumer discretionary and information technology sectors. In consumer discretionary, overweighted positions in Conn’s, PetSmart, and Ulta Salon, Cosmetics & Fragrance added the most to our results. Overweightings in Booz Allen & Hamilton, FEI, and Maximus generated the best relative returns in information technology.

Shortfalls: Unfortunately, we were not able to avoid disappointing results in the health care and telecommunications sectors. In health care, underweightings in Pharmasset and Regeneron Pharmaceuticals and an overweighted position in Salix Pharmaceuticals detracted from our overall performance. Underweighted positions in SBA Communications and MetroPCS Communications and an overweighting in Vonage hurt performance in telecommunication services.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	28	2,421	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Granahan Investment	24	2,104	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Kalmar Investment Advisers	24	2,071	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Century Capital Management,	10	850	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Chartwell Investment Partners,	9	774	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Vanguard Equity Investment	4	348	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	1	198	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of October 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.50%	0.34%
30-Day SEC Yield	0.13%	0.29%

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	588	1,388	3,636
Median Market Cap	$2.4B	$2.6B	$34.8B
Price/Earnings Ratio	21.0x	26.0x	16.3x
Price/Book Ratio	2.4x	3.5x	2.1x
Return on Equity	11.6%	14.2%	17.6%
Earnings Growth Rate	11.3%	11.0%	10.0%
Dividend Yield	0.6%	0.9%	2.1%
Foreign Holdings	3.4%	0.0%	0.0%
Turnover Rate	59%	—	—
Short-Term Reserves	2.5%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		2500	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer Discretionary 18.4%		18.4%	12.1%
Consumer Staples	3.0	3.9	9.5
Energy	6.5	4.9	10.4
Financials	8.0	10.0	16.6
Health Care	18.1	15.8	11.9
Industrials	16.8	17.2	10.8
Information Technology 22.0		20.6	18.3
Materials	5.7	7.0	3.9
Telecommunication
Services	1.4	1.6	2.8
Utilities	0.1	0.6	3.7

Volatility Measures
		DJ
	U.S.	Total
	Russell 2500	Market
	Growth Index	Index
R-Squared	0.99	0.93
Beta	0.98	1.20
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	1.1%
Cooper Cos Inc.	Health Care Supplies	1.0
Triumph Group Inc.	Aerospace &
	Defense	0.8
Cadence Design
Systems Inc.	Application Software	0.8
MSC Industrial Direct	Trading Companies &
Co. Inc. Class A	Distributors	0.8
Alkermes plc	Biotechnology	0.7
TiVo Inc.	Application Software	0.7
Urban Outfitters Inc.	Apparel Retail	0.7
Kennametal Inc.	Industrial Machinery	0.7
Life Time Fitness Inc.	Leisure Facilities	0.7
Top Ten		8.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 17, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2012, the expense ratios were 0.49% for Investor Shares and 0.32% for Admiral Shares.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2002, Through October 31, 2012
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2012
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	Explorer Fund Investor Shares	7.00%	0.72%	8.86%	$23,369
••••••••	Russell 2500 Growth Index	10.08	2.04	10.40	26,908
– – – –	Small-Cap Growth Funds Average	8.96	-0.23	8.00	21,586
	Dow Jones U.S. Total Stock Market
	Index	14.45	0.75	7.78	21,163
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Explorer Fund Admiral Shares	7.16%	0.90%	9.04%	$118,794
Russell 2500 Growth Index	10.08	2.04	10.40	134,540
Dow Jones U.S. Total Stock Market Index	14.45	0.75	7.78	105,815

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2002, Through October 31, 2012

Average Annual Total Returns: Periods Ended September 30, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	26.76%	1.71%	9.56%
Admiral Shares	11/12/2001	26.96	1.89	9.74

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2012

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
*	Urban Outfitters Inc.	1,742,550	62,314	0.7%
*	Life Time Fitness Inc.	1,346,145	60,428	0.7%
*	CarMax Inc.	1,406,070	47,455	0.5%
*	Hanesbrands Inc.	1,258,427	42,120	0.5%
*	PulteGroup Inc.	2,274,700	39,443	0.5%
	DSW Inc. Class A	586,835	36,730	0.4%
	Aaron’s Inc.	1,188,090	36,629	0.4%
	Cheesecake Factory Inc.	1,084,706	35,860	0.4%
	Brunswick Corp.	1,507,285	35,557	0.4%
	Tractor Supply Co.	357,525	34,408	0.4%
	Consumer Discretionary—Other †		1,116,630	12.7%
			1,547,574	17.6%
Consumer Staples
	Herbalife Ltd.	998,010	51,248	0.6%
	Consumer Staples—Other †		199,488	2.3%
			250,736	2.9%
Energy
*	Atwood Oceanics Inc.	726,725	34,737	0.4%
	Energy—Other †		507,750	5.8%
			542,487	6.2%
Exchange-Traded Funds
1	Vanguard Small-Cap ETF	865,083	68,255	0.8%
^,1	Vanguard Small-Cap Growth ETF	713,200	61,292	0.7%
	Exchange-Traded Funds—Other †		21,929	0.2%
			151,476	1.7%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Financials
*	Affiliated Managers Group Inc.	318,875	40,338	0.5%
*,2	eHealth Inc.	1,491,625	32,368	0.4%
*,2	HFF Inc. Class A	2,224,407	30,986	0.3%
	Financials—Other †		543,363	6.2%
			647,055	7.4%
Health Care
	Cooper Cos. Inc.	945,008	90,702	1.0%
*	Alkermes plc	3,444,435	63,825	0.7%
*	Covance Inc.	1,070,180	52,128	0.6%
	ResMed Inc.	1,301,110	51,966	0.6%
*	Salix Pharmaceuticals Ltd.	1,224,070	47,788	0.6%
*	Onyx Pharmaceuticals Inc.	590,900	46,303	0.5%
*	Bruker Corp.	3,549,421	42,912	0.5%
*	Regeneron Pharmaceuticals Inc.	288,080	40,994	0.5%
*	Catamaran Corp.	854,832	40,314	0.5%
	Universal Health Services Inc. Class B	955,022	39,528	0.5%
*	Seattle Genetics Inc.	1,493,304	37,572	0.4%
*	Elan Corp. plc ADR	3,436,708	37,116	0.4%
*	ICON plc ADR	1,520,070	35,782	0.4%
*	Health Management Associates Inc. Class A	4,834,485	35,292	0.4%
*,2	Kindred Healthcare Inc.	2,855,239	27,981	0.3%
	Health Care—Other †		834,444	9.5%
			1,524,647	17.4%
Industrials
	Triumph Group Inc.	1,049,242	68,641	0.8%
	MSC Industrial Direct Co. Inc. Class A	883,121	65,881	0.8%
	Kennametal Inc.	1,738,880	61,591	0.7%
*	Middleby Corp.	394,485	49,291	0.6%
	Pentair Ltd.	1,116,260	47,151	0.5%
*	Genesee & Wyoming Inc. Class A	590,113	42,765	0.5%
	Belden Inc.	981,140	35,125	0.4%
	Industrials—Other †		1,029,271	11.7%
			1,399,716	16.0%
Information Technology
*	Alliance Data Systems Corp.	652,193	93,296	1.1%
*	Cadence Design Systems Inc.	5,398,860	68,350	0.8%
*,2	TiVo Inc.	6,228,460	63,219	0.7%
*	Sapient Corp.	5,513,687	56,681	0.6%
*	Ultimate Software Group Inc.	479,019	48,553	0.6%
*	Teradyne Inc.	3,315,120	48,467	0.6%
*	Microsemi Corp.	2,432,790	46,710	0.5%
*	VeriFone Systems Inc.	1,429,175	42,361	0.5%
	FEI Co.	727,210	40,033	0.5%
*	Parametric Technology Corp.	1,951,601	39,383	0.4%
	Convergys Corp.	2,221,985	37,352	0.4%
*	Aruba Networks Inc.	1,953,166	35,489	0.4%
	Information Technology—Other †		1,227,421	14.0%
			1,847,315	21.1%

Explorer Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Materials
Smurfit Kappa Group plc		3,366,256	37,013	0.4%
* KapStone Paper and Packaging Corp.		1,663,940	36,557	0.4%
* WR Grace & Co.		560,760	35,978	0.4%
Materials—Other †			365,939	4.2%
			475,487	5.4%
Telecommunication Services
* SBA Communications Corp. Class A		602,890	40,171	0.5%
Telecommunication Services—Other †			78,786	0.9%
			118,957	1.4%

Utilities †			713	0.0%
Total Common Stocks (Cost $7,072,466)			8,506,163	97.1%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.167%	331,031,716	331,032	3.8%

Repurchase Agreement †			32,200	0.3%

6U.S. Government and Agency Obligations †			6,201	0.1%
Total Temporary Cash Investments (Cost $369,433)			369,433	4.2%[3]
Total Investments (Cost $7,441,899)			8,875,596	101.3%
Other Assets and Liabilities
Other Assets			87,429	1.0%
Liabilities[5]			(197,164)	(2.3%)
			(109,735)	(1.3%)
Net Assets			8,765,861	100.0%

Explorer Fund

At October 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	7,087,927
Overdistributed Net Investment Income	(2,738)
Accumulated Net Realized Gains	249,158
Unrealized Appreciation (Depreciation)
Investment Securities	1,433,697
Futures Contracts	(2,183)
Net Assets	8,765,861

Investor Shares—Net Assets
Applicable to 64,188,577 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,008,407
Net Asset Value Per Share—Investor Shares	$78.03

Admiral Shares—Net Assets
Applicable to 51,698,507 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,757,454
Net Asset Value Per Share—Admiral Shares	$72.68

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $81,111,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 3.5%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $84,197,000 of collateral received for securities on loan.
6 Securities with a value of $3,099,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	56,903
Interest[2]	372
Security Lending	2,278
Total Income	59,553
Expenses
Investment Advisory Fees—Note B
Basic Fee	19,599
Performance Adjustment	(2,338)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,059
Management and Administrative—Admiral Shares	4,014
Marketing and Distribution—Investor Shares	1,213
Marketing and Distribution—Admiral Shares	810
Custodian Fees	164
Auditing Fees	38
Shareholders’ Reports—Investor Shares	64
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	22
Total Expenses	38,663
Expenses Paid Indirectly	(297)
Net Expenses	38,366
Net Investment Income	21,187
Realized Net Gain (Loss)
Investment Securities Sold[2]	468,454
Futures Contracts	16,327
Foreign Currencies	(21)
Realized Net Gain (Loss)	484,760
Change in Unrealized Appreciation (Depreciation)
Investment Securities	126,664
Futures Contracts	(1,465)
Foreign Currencies	(21)
Change in Unrealized Appreciation (Depreciation)	125,178
Net Increase (Decrease) in Net Assets Resulting from Operations	631,125

1 Dividends are net of foreign withholding taxes of $361,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,128,000, $321,000, and
($697,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,187	17,186
Realized Net Gain (Loss)	484,760	1,405,645
Change in Unrealized Appreciation (Depreciation)	125,178	(411,730)
Net Increase (Decrease) in Net Assets Resulting from Operations	631,125	1,011,101
Distributions
Net Investment Income
Investor Shares	(7,529)	(9,771)
Admiral Shares	(10,619)	(9,545)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(18,148)	(19,316)
Capital Share Transactions
Investor Shares	(1,230,052)	(1,113,873)
Admiral Shares	230,431	121,274
Net Increase (Decrease) from Capital Share Transactions	(999,621)	(992,599)
Total Increase (Decrease)	(386,644)	(814)
Net Assets
Beginning of Period	9,152,505	9,153,319
End of Period[1]	8,765,861	9,152,505

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,738,000) and ($3,542,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$73.02	$66.02	$51.77	$45.54	$83.93
Investment Operations
Net Investment Income	.108	.077	.109	.178	.295
Net Realized and Unrealized Gain (Loss)
on Investments	4.998	7.029	14.239	6.334	(31.589)
Total from Investment Operations	5.106	7.106	14.348	6.512	(31.294)
Distributions
Dividends from Net Investment Income	(.096)	(.106)	(.098)	(.282)	(.310)
Distributions from Realized Capital Gains	—	—	—	—	(6.786)
Total Distributions	(.096)	(.106)	(.098)	(.282)	(7.096)
Net Asset Value, End of Period	$78.03	$73.02	$66.02	$51.77	$45.54

Total Return[1]	7.00%	10.76%	27.74%	14.46%	-40.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,008	$5,864	$6,290	$5,677	$5,026
Ratio of Total Expenses to
Average Net Assets[2]	0.49%	0.50%	0.49%	0.54%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.16%	0.12%	0.19%	0.38%	0.40%
Portfolio Turnover Rate	59%	89%[3]	82%	95%	112%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.00%, (0.01%), (0.01%), and (0.02%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$68.04	$61.50	$48.21	$42.45	$78.25
Investment Operations
Net Investment Income	.236	.179	.206	.246	.385
Net Realized and Unrealized Gain (Loss)
on Investments	4.621	6.550	13.259	5.881	(29.442)
Total from Investment Operations	4.857	6.729	13.465	6.127	(29.057)
Distributions
Dividends from Net Investment Income	(.217)	(.189)	(.175)	(.367)	(.427)
Distributions from Realized Capital Gains	—	—	—	—	(6.316)
Total Distributions	(.217)	(.189)	(.175)	(.367)	(6.743)
Net Asset Value, End of Period	$72.68	$68.04	$61.50	$48.21	$42.45

Total Return[1]	7.16%	10.94%	27.98%	14.66%	-40.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,757	$3,288	$2,864	$2,252	$2,023
Ratio of Total Expenses to
Average Net Assets[2]	0.32%	0.34%	0.32%	0.34%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.33%	0.28%	0.36%	0.58%	0.58%
Portfolio Turnover Rate	59%	89%[3]	82%	95%	112%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.00%, (0.01%), (0.01%), and (0.02%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Explorer Fund

During the year ended October 31, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Granahan Investment Management, Inc., Kalmar Investment Advisers, Century Capital Management, LLC, and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, LLP, Granahan Investment Management, Inc., and Kalmar Investment Advisers, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Century Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index. The basic fee of Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to February 1, 2012, and the new benchmark, Russell 2000 Growth Index, beginning February 1, 2012. The new benchmark will be fully phased in by January 31, 2015.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $325,000 for the year ended October 31, 2012.

Explorer Fund

For the year ended October 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $2,338,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2012, the fund had contributed capital of $1,256,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2012, these arrangements reduced the fund’s expenses by $297,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,464,836	37,013	4,314
Temporary Cash Investments	331,032	38,401	—
Futures Contracts—Assets[1]	425	—	—
Futures Contracts—Liabilities[1]	(44)	—	—
Total	8,796,249	75,414	4,314
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

F. At October 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2012	571	46,611	(1,359)
E-mini S&P MidCap 400 Index	December 2012	235	22,985	(824)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2012, the fund realized net foreign currency losses of $21,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,214,000 from overdistributed net investment income, and $29,161,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $192,848,000 to offset taxable capital gains realized during the year ended October 31, 2012, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at October 31, 2012, the fund had $17,965,000 of ordinary income and $253,696,000 of long-term capital gains available for distribution.

At October 31, 2012, the cost of investment securities for tax purposes was $7,448,795,000. Net unrealized appreciation of investment securities for tax purposes was $1,426,801,000, consisting of unrealized gains of $1,948,681,000 on securities that had risen in value since their purchase and $521,880,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2012, the fund purchased $5,249,425,000 of investment securities and sold $6,280,050,000 of investment securities, other than temporary cash investments.

Explorer Fund

I. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2012		2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	476,407	6,191	1,036,029	14,148
Issued in Lieu of Cash Distributions	7,422	103	9,647	133
Redeemed	(1,713,881)	(22,411)	(2,159,549)	(29,243)
Net Increase (Decrease)—Investor Shares	(1,230,052)	(16,117)	(1,113,873)	(14,962)
Admiral Shares
Issued	946,621	13,411	1,282,862	18,703
Issued in Lieu of Cash Distributions	9,801	146	8,743	130
Redeemed	(725,991)	(10,188)	(1,170,331)	(17,067)
Net Increase (Decrease)—Admiral Shares	230,431	3,369	121,274	1,766

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2011		Proceeds from		Oct. 31, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
eHealth Inc.	NA1	10,072	2,966	—	32,368
HFF Inc. Class A	34,678	5,181	18,891	—	30,986
Kindred Healthcare Inc.	NA1	6,323	4,490	—	27,981
TiVo Inc.	66,203	9,059	7,809	—	63,219
	100,881			—	154,554
1 Not applicable—At October 31, 2011, the issuer was not an affiliated company of the fund.

K. In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets - investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

Special 2012 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $18,148,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares
Periods Ended October 31, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	7.00%	0.72%	8.86%
Returns After Taxes on Distributions	6.98	0.32	8.30
Returns After Taxes on Distributions and Sale of Fund Shares	4.58	0.50	7.71

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2012	10/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$966.44	$2.33
Admiral Shares	1,000.00	967.13	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.84	$2.40
Admiral Shares	1,000.00	1,023.64	1.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.47% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122012

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)

Common Stocks (97.1%)[1]
Consumer Discretionary (17.6%)
*	Urban Outfitters Inc.	1,742,550	62,314
*	Life Time Fitness Inc.	1,346,145	60,428
*	CarMax Inc.	1,406,070	47,455
*	Hanesbrands Inc.	1,258,427	42,120
*	PulteGroup Inc.	2,274,700	39,443
	DSW Inc. Class A	586,835	36,730
	Aaron's Inc.	1,188,090	36,629
	Cheesecake Factory Inc.	1,084,706	35,860
	Brunswick Corp.	1,507,285	35,557
	Tractor Supply Co.	357,525	34,408
*	TRW Automotive Holdings Corp.	728,165	33,867
	Lennar Corp. Class A	903,725	33,863
*	Fifth & Pacific Cos. Inc.	3,047,390	33,460
*	LKQ Corp.	1,555,390	32,492
	Texas Roadhouse Inc. Class A	1,935,325	31,507
	Gentex Corp.	1,815,620	31,265
*	Crocs Inc.	2,480,935	31,260
*	Steven Madden Ltd.	708,200	30,396
	HSN Inc.	584,300	30,395
	Churchill Downs Inc.	457,850	29,911
*	Tumi Holdings Inc.	1,258,434	28,189
	Service Corp. International	2,002,130	28,110
*	Tenneco Inc.	887,677	27,119
*	DreamWorks Animation SKG Inc. Class A	1,323,040	26,950
	GameStop Corp. Class A	1,168,392	26,674
*,^	Vera Bradley Inc.	890,500	26,546
*	MGM Resorts International	2,399,530	24,739
*	Sally Beauty Holdings Inc.	996,097	23,986
	Tiffany & Co.	365,200	23,088
	Dana Holding Corp.	1,728,000	22,740
*	Buffalo Wild Wings Inc.	283,300	21,517
	Cinemark Holdings Inc.	863,500	21,320
*	AMC Networks Inc. Class A	455,400	21,276
	Dunkin' Brands Group Inc.	661,125	20,495
*,^	Coinstar Inc.	429,221	20,148
*	Live Nation Entertainment Inc.	2,179,380	19,941
	Oxford Industries Inc.	351,715	19,513
*	Carter's Inc.	354,100	19,143
*	Steiner Leisure Ltd.	433,500	19,039
*	ANN Inc.	537,471	18,897
*	Francesca's Holdings Corp.	549,500	16,227
	Domino's Pizza Inc.	347,057	14,097
	DR Horton Inc.	635,719	13,325
	Pier 1 Imports Inc.	637,766	13,010
*	Denny's Corp.	2,826,500	13,002
	Group 1 Automotive Inc.	205,691	12,755
	Men's Wearhouse Inc.	380,766	12,485
*	American Public Education Inc.	335,247	12,213
*	Jos A Bank Clothiers Inc.	258,000	12,072
	Ulta Salon Cosmetics & Fragrance Inc.	130,697	12,053
*	Bloomin' Brands Inc.	850,385	11,625
*	Hibbett Sports Inc.	202,886	10,954
^	Sturm Ruger & Co. Inc.	229,535	10,841
	Chico's FAS Inc.	561,200	10,438
	Monro Muffler Brake Inc.	303,150	10,283
*	BJ's Restaurants Inc.	305,900	10,110
	Six Flags Entertainment Corp.	174,411	9,961
*	Lululemon Athletica Inc.	140,000	9,661
	Vail Resorts Inc.	166,793	9,470
*,^	Pandora Media Inc.	1,071,400	8,989
*	Select Comfort Corp.	296,117	8,241

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)
*	O'Reilly Automotive Inc.	86,100	7,377
*,^	SodaStream International Ltd.	190,000	6,792
	Ryland Group Inc.	199,836	6,768
*	Meritage Homes Corp.	126,400	4,674
*	Krispy Kreme Doughnuts Inc.	563,345	4,186
*	Genesco Inc.	69,545	3,985
*	Toll Brothers Inc.	107,200	3,539
	Polaris Industries Inc.	41,558	3,512
*	Fossil Inc.	34,000	2,961
	bebe stores inc	681,524	2,760
	American Eagle Outfitters Inc.	125,000	2,609
*	Capella Education Co.	82,400	2,573
*	Goodyear Tire & Rubber Co.	210,000	2,396
	Brinker International Inc.	77,499	2,387
*,^	ITT Educational Services Inc.	110,000	2,364
	Harman International Industries Inc.	55,600	2,331
^	Buckle Inc.	50,800	2,295
*,^	Zagg Inc.	315,400	2,265
*	Asbury Automotive Group Inc.	70,600	2,239
*	Papa John's International Inc.	41,600	2,218
*	WMS Industries Inc.	134,700	2,213
	Foot Locker Inc.	62,700	2,100
	Regal Entertainment Group Class A	136,500	2,097
	Jarden Corp.	40,600	2,022
*	Conn's Inc.	77,997	1,976
*	Smith & Wesson Holding Corp.	203,600	1,955
	Thor Industries Inc.	48,500	1,844
	PetSmart Inc.	27,545	1,829
	Sinclair Broadcast Group Inc. Class A	143,800	1,812
*	Cabela's Inc.	36,000	1,613
	PVH Corp.	13,300	1,463
	Ameristar Casinos Inc.	61,900	1,130
*	DineEquity Inc.	15,600	978
	Cracker Barrel Old Country Store Inc.	13,300	847
*	SHFL Entertainment Inc.	55,800	788
*	Multimedia Games Holding Co. Inc.	48,600	773
*	Panera Bread Co. Class A	3,550	599
	Hot Topic Inc.	51,000	439
*	Vitamin Shoppe Inc.	4,600	263
			1,547,574
Consumer Staples (2.9%)
	Herbalife Ltd.	998,010	51,248
	Casey's General Stores Inc.	632,690	32,615
*	United Natural Foods Inc.	598,194	31,848
*	Smithfield Foods Inc.	1,457,510	29,835
	PriceSmart Inc.	252,209	20,931
*,^	Green Mountain Coffee Roasters Inc.	632,100	15,271
*	Hain Celestial Group Inc.	249,304	14,410
*	Monster Beverage Corp.	302,900	13,531
	McCormick & Co. Inc.	206,850	12,746
*,^	Boston Beer Co. Inc. Class A	115,000	12,372
^	Diamond Foods Inc.	160,000	2,963
	Nu Skin Enterprises Inc. Class A	54,327	2,571
*	Susser Holdings Corp.	71,296	2,562
*	Dean Foods Co.	151,300	2,548
*	Pilgrim's Pride Corp.	353,536	1,990
	Ingredion Inc.	19,400	1,192
*	Rite Aid Corp.	816,000	947
*	WhiteWave Foods Co.	44,000	725
	B&G Foods Inc.	14,240	431
			250,736
Energy (6.2%)
*	Atwood Oceanics Inc.	726,725	34,737
*	SemGroup Corp. Class A	858,740	33,182

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)
*	Superior Energy Services Inc.	1,575,951	32,039
	Cabot Oil & Gas Corp.	675,915	31,754
*	Carrizo Oil & Gas Inc.	1,141,843	30,624
^	Core Laboratories NV	273,280	28,328
*	Comstock Resources Inc.	1,587,830	27,184
*	Rosetta Resources Inc.	590,300	27,177
	Patterson-UTI Energy Inc.	1,470,500	23,793
*	ION Geophysical Corp.	3,580,138	23,128
*	SandRidge Energy Inc.	3,338,565	20,766
*	Whiting Petroleum Corp.	453,889	19,072
	Trican Well Service Ltd.	1,432,300	17,094
	Arch Coal Inc.	2,054,500	16,354
*	Rex Energy Corp.	1,213,535	16,067
*,^	Clean Energy Fuels Corp.	1,328,620	15,213
	Oceaneering International Inc.	271,900	14,229
*	Southwestern Energy Co.	397,625	13,798
*	Kodiak Oil & Gas Corp.	1,406,413	12,995
	RPC Inc.	1,039,050	11,908
*	McDermott International Inc.	1,068,590	11,445
*	Pioneer Energy Services Corp.	1,669,949	11,022
*	Approach Resources Inc.	371,400	9,148
*	Key Energy Services Inc.	1,278,200	8,359
*,^	James River Coal Co.	1,307,800	6,552
*	Gulfport Energy Corp.	160,955	5,341
*	Cloud Peak Energy Inc.	248,408	5,241
*	Alpha Natural Resources Inc.	611,400	5,240
*	TETRA Technologies Inc.	899,116	4,810
*	Basic Energy Services Inc.	377,400	3,921
	Energy XXI Bermuda Ltd.	117,100	3,876
*	Oil States International Inc.	38,500	2,814
	CONSOL Energy Inc.	60,400	2,124
	Western Refining Inc.	82,400	2,049
*	Vaalco Energy Inc.	237,500	1,940
	HollyFrontier Corp.	48,246	1,864
*	Stone Energy Corp.	75,200	1,774
*	Rentech Inc.	521,825	1,346
*	Oasis Petroleum Inc.	45,200	1,328
*	Mitcham Industries Inc.	81,200	1,100
*	Gulfmark Offshore Inc.	31,600	1,021
*	Callon Petroleum Co.	94,100	538
	Crosstex Energy Inc.	14,000	192
			542,487
Exchange-Traded Funds (1.7%)
2	Vanguard Small-Cap ETF	865,083	68,255
^,2	Vanguard Small-Cap Growth ETF	713,200	61,292
	iShares Russell 2000 Index Fund	269,925	21,929
			151,476
Financials (7.4%)
*	Affiliated Managers Group Inc.	318,875	40,338
	Zions Bancorporation	1,557,190	33,433
*,3	eHealth Inc.	1,491,625	32,368
*,3	HFF Inc. Class A	2,224,407	30,986
	NASDAQ OMX Group Inc.	1,289,577	30,705
*	National Financial Partners Corp.	1,643,147	30,152
	East West Bancorp Inc.	1,281,410	27,281
*	Financial Engines Inc.	1,123,600	26,978
	Och-Ziff Capital Management Group LLC Class A	2,510,379	25,129
*	Signature Bank	352,699	25,126
	International Bancshares Corp.	1,349,255	24,489
	National Penn Bancshares Inc.	2,729,493	24,374
	MFA Financial Inc.	2,980,325	24,349
	Protective Life Corp.	881,347	24,061
	PS Business Parks Inc.	353,323	22,659
	Cash America International Inc.	477,100	18,650

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)
*	DFC Global Corp.	1,053,004	17,743
	Cathay General Bancorp	930,590	16,462
	Wintrust Financial Corp.	437,889	16,180
*	WisdomTree Investments Inc.	2,485,584	15,933
*	Ocwen Financial Corp.	411,361	15,866
	Cardinal Financial Corp.	961,347	15,353
	Jefferies Group Inc.	798,713	11,374
*,^	Zillow Inc. Class A	284,800	10,640
	Validus Holdings Ltd.	279,800	10,017
	Tanger Factory Outlet Centers	272,146	8,564
*	PHH Corp.	371,150	7,724
	First Horizon National Corp.	817,060	7,607
	TCF Financial Corp.	585,923	6,703
	Essex Property Trust Inc.	42,900	6,435
	KBW Inc.	302,029	4,908
	State Bank Financial Corp.	155,934	2,365
*	Nationstar Mortgage Holdings Inc.	63,000	2,276
	Allied World Assurance Co. Holdings AG	27,400	2,200
*	World Acceptance Corp.	29,876	1,994
	QC Holdings Inc.	566,930	1,916
	Nelnet Inc. Class A	78,076	1,906
*	First Cash Financial Services Inc.	38,861	1,736
	Apartment Investment & Management Co. Class A	63,200	1,687
	Montpelier Re Holdings Ltd.	71,100	1,626
	Extra Space Storage Inc.	45,500	1,569
	Omega Healthcare Investors Inc.	67,900	1,558
*	Credit Acceptance Corp.	18,135	1,481
	Regency Centers Corp.	30,200	1,450
	Home Properties Inc.	20,800	1,264
	Sovran Self Storage Inc.	21,300	1,231
	Inland Real Estate Corp.	115,400	943
	CBL & Associates Properties Inc.	42,100	942
*	St. Joe Co.	46,800	927
*	Alexander & Baldwin Inc.	29,900	865
	Macerich Co.	14,200	809
	Digital Realty Trust Inc.	11,065	680
	Federal Realty Investment Trust	6,300	679
	Rayonier Inc.	10,127	496
*	FelCor Lodging Trust Inc.	98,200	432
	GAMCO Investors Inc.	8,000	392
	Federated Investors Inc. Class B	15,000	349
	CBOE Holdings Inc.	8,400	248
	Camden Property Trust	3,600	236
*	Taylor Capital Group Inc.	11,300	211
			647,055
Health Care (17.4%)
	Cooper Cos. Inc.	945,008	90,702
*	Alkermes plc	3,444,435	63,825
*	Covance Inc.	1,070,180	52,128
	ResMed Inc.	1,301,110	51,966
*	Salix Pharmaceuticals Ltd.	1,224,070	47,788
*	Onyx Pharmaceuticals Inc.	590,900	46,303
*	Bruker Corp.	3,549,421	42,912
*	Regeneron Pharmaceuticals Inc.	288,080	40,994
*	Catamaran Corp.	854,832	40,314
	Universal Health Services Inc. Class B	955,022	39,528
*	Seattle Genetics Inc.	1,493,304	37,572
*	Elan Corp. plc ADR	3,436,708	37,116
*	ICON plc ADR	1,520,070	35,782
*	Health Management Associates Inc. Class A	4,834,485	35,292
	West Pharmaceutical Services Inc.	629,150	33,892
*	Henry Schein Inc.	415,950	30,689
*	BioMarin Pharmaceutical Inc.	820,200	30,380
*	Insulet Corp.	1,420,185	30,122

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)
*	Volcano Corp.	1,015,859	29,074
*	Vertex Pharmaceuticals Inc.	589,500	28,437
*,3	Kindred Healthcare Inc.	2,855,239	27,981
*	PAREXEL International Corp.	878,350	26,957
*	Watson Pharmaceuticals Inc.	306,835	26,372
*	Mettler-Toledo International Inc.	154,659	26,195
	DENTSPLY International Inc.	688,950	25,381
*	Bio-Rad Laboratories Inc. Class A	242,640	24,592
*	Brookdale Senior Living Inc. Class A	1,032,042	24,212
*	Thoratec Corp.	670,043	23,921
*	Cubist Pharmaceuticals Inc.	542,780	23,285
*	Luminex Corp.	1,370,590	22,039
*	ABIOMED Inc.	1,063,400	21,077
	Coventry Health Care Inc.	481,500	21,013
*	Nektar Therapeutics	2,222,800	20,005
*	Allscripts Healthcare Solutions Inc.	1,498,200	19,357
*	Edwards Lifesciences Corp.	219,400	19,051
*	Jazz Pharmaceuticals plc	336,783	18,095
*	QIAGEN NV	1,016,700	17,741
*	Optimer Pharmaceuticals Inc.	1,847,250	17,623
*	Alexion Pharmaceuticals Inc.	191,923	17,346
*	MedAssets Inc.	954,686	16,927
*	IPC The Hospitalist Co. Inc.	425,518	14,676
*,^	Exelixis Inc.	2,946,847	13,998
	Patterson Cos. Inc.	415,800	13,888
*	Momenta Pharmaceuticals Inc.	1,072,390	13,598
*	WuXi PharmaTech Cayman Inc. ADR	951,475	13,501
*	Incyte Corp. Ltd.	767,830	12,255
*	Align Technology Inc.	448,893	11,932
*	AVEO Pharmaceuticals Inc.	1,514,500	11,556
*	Air Methods Corp.	104,507	11,457
*	MWI Veterinary Supply Inc.	96,101	10,093
*	Akorn Inc.	803,855	9,654
*	Immunogen Inc.	786,800	8,718
*	WellCare Health Plans Inc.	175,215	8,340
*	Isis Pharmaceuticals Inc.	928,939	8,035
*	Cyberonics Inc.	146,288	6,766
*	Centene Corp.	149,115	5,663
*	Impax Laboratories Inc.	260,685	5,540
*	Globus Medical Inc.	321,780	5,522
*	Tornier NV	302,938	5,180
	Invacare Corp.	363,550	4,962
*	Acadia Healthcare Co. Inc.	208,200	4,283
*	Sirona Dental Systems Inc.	70,540	4,039
*	NxStage Medical Inc.	270,116	3,025
*	Pharmacyclics Inc.	45,100	2,754
	Chemed Corp.	33,106	2,226
*	Charles River Laboratories International Inc.	58,400	2,179
	Trinity Biotech plc ADR	150,869	2,133
*	HealthSouth Corp.	94,500	2,091
*	Team Health Holdings Inc.	75,500	2,009
*	Orthofix International NV	47,700	1,892
*	Affymax Inc.	78,226	1,783
*	Auxilium Pharmaceuticals Inc.	79,300	1,624
	PDL BioPharma Inc.	214,300	1,597
	Perrigo Co.	12,992	1,494
*	Select Medical Holdings Corp.	138,900	1,471
*	Array BioPharma Inc.	353,145	1,462
	Questcor Pharmaceuticals Inc.	51,624	1,315
*	Infinity Pharmaceuticals Inc.	55,300	1,238
*	ICU Medical Inc.	20,500	1,216
*	Acorda Therapeutics Inc.	49,800	1,193
*	Dynavax Technologies Corp.	198,615	822
*	Molina Healthcare Inc.	28,350	711

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)
*	Anika Therapeutics Inc.	55,100	618
*	Genomic Health Inc.	12,692	397
*	Dyax Corp.	112,800	338
	Analogic Corp.	4,300	317
*	Celldex Therapeutics Inc.	53,400	294
*	IDEXX Laboratories Inc.	2,500	240
*	Medicines Co.	8,254	181
*	United Therapeutics Corp.	3,500	160
*	Sucampo Pharmaceuticals Inc. Class A	25,400	127
*	Agenus Inc.	21,925	98
			1,524,647
Industrials (16.0%)
	Triumph Group Inc.	1,049,242	68,641
	MSC Industrial Direct Co. Inc. Class A	883,121	65,881
	Kennametal Inc.	1,738,880	61,591
*	Middleby Corp.	394,485	49,291
	Pentair Ltd.	1,116,260	47,151
*	Genesee & Wyoming Inc. Class A	590,113	42,765
	Belden Inc.	981,140	35,125
*	B/E Aerospace Inc.	760,907	34,309
*	RBC Bearings Inc.	677,173	33,628
	Flowserve Corp.	228,905	31,014
*,^	Polypore International Inc.	876,684	30,929
	Chicago Bridge & Iron Co. NV	784,951	29,475
*	AerCap Holdings NV	2,358,116	29,382
	Manpower Inc.	762,990	28,948
*	IHS Inc. Class A	342,370	28,893
	Waste Connections Inc.	842,300	27,653
*	Swift Transportation Co.	2,588,500	25,238
	Armstrong World Industries Inc.	474,335	24,571
*	US Airways Group Inc.	2,007,955	24,457
*	Beacon Roofing Supply Inc.	750,819	24,281
*	EnerSys Inc.	689,815	23,785
*	Teledyne Technologies Inc.	364,967	23,369
*	Moog Inc. Class A	564,525	20,893
*	Mobile Mini Inc.	1,180,600	20,566
	Towers Watson & Co. Class A	376,870	20,242
	Landstar System Inc.	396,530	20,084
	AMETEK Inc.	560,295	19,918
*	Atlas Air Worldwide Holdings Inc.	355,992	19,576
*	Trimas Corp.	752,430	18,871
*	Huron Consulting Group Inc.	608,230	17,547
*	Stericycle Inc.	174,815	16,565
	UTi Worldwide Inc.	1,152,235	16,005
	Con-way Inc.	549,140	15,985
	Corrections Corp. of America	474,760	15,976
	Lennox International Inc.	316,846	15,858
	Graco Inc.	326,620	15,697
	Snap-on Inc.	200,305	15,490
*	WESCO International Inc.	230,596	14,961
	Knight Transportation Inc.	988,480	14,946
*	United Rentals Inc.	357,926	14,553
	Progressive Waste Solutions Ltd.	725,405	14,029
*	Old Dominion Freight Line Inc.	397,029	13,316
*	Hexcel Corp.	517,100	13,217
*	Avis Budget Group Inc.	790,914	13,074
	TAL International Group Inc.	377,323	12,882
*	American Woodmark Corp.	556,297	12,795
*	CAI International Inc.	553,873	12,274
*	Colfax Corp.	328,090	11,283
*	DigitalGlobe Inc.	385,200	9,992
*	Clean Harbors Inc.	165,966	9,684
*	Rush Enterprises Inc. Class A	481,536	9,149
	Lindsay Corp.	119,432	9,121

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)
*	II-VI Inc.	525,500	8,676
*	Team Inc.	254,666	8,348
	Kaman Corp.	222,801	8,288
*	Exponent Inc.	147,522	8,111
*	TrueBlue Inc.	613,600	8,007
^	Titan International Inc.	371,436	7,793
	Woodward Inc.	225,876	7,567
*	Hub Group Inc. Class A	231,033	7,164
*	Advisory Board Co.	130,200	6,185
*	Greenbrier Cos. Inc.	337,800	5,881
	Gardner Denver Inc.	84,000	5,824
	Actuant Corp. Class A	202,743	5,725
*	Dycom Industries Inc.	384,017	5,468
*	Chart Industries Inc.	67,027	4,745
*	Thermon Group Holdings Inc.	178,996	4,446
*	MasTec Inc.	191,578	4,322
	Primoris Services Corp.	223,200	3,118
*	Copart Inc.	101,200	2,914
	Lincoln Electric Holdings Inc.	62,500	2,711
	Toro Co.	63,770	2,692
	Dun & Bradstreet Corp.	32,400	2,626
*	USG Corp.	96,000	2,564
	Deluxe Corp.	73,509	2,316
	Applied Industrial Technologies Inc.	56,297	2,285
*	Hertz Global Holdings Inc.	164,000	2,176
*	Alaska Air Group Inc.	55,924	2,139
	Equifax Inc.	41,400	2,072
	Hubbell Inc. Class B	24,500	2,051
	AO Smith Corp.	33,500	2,036
	Steelcase Inc. Class A	167,879	1,680
	Aircastle Ltd.	135,900	1,513
	Cintas Corp.	34,600	1,447
	Covanta Holding Corp.	66,700	1,213
*	JetBlue Airways Corp.	220,000	1,164
	Generac Holdings Inc.	30,800	1,047
	Mine Safety Appliances Co.	26,700	1,031
	Sauer-Danfoss Inc.	24,608	986
*	Spirit Airlines Inc.	52,000	913
	H&E Equipment Services Inc.	44,100	671
	Mueller Industries Inc.	13,700	600
	Acuity Brands Inc.	8,200	531
	Mueller Water Products Inc. Class A	101,700	530
	Robert Half International Inc.	18,800	506
	Standex International Corp.	10,600	490
	Argan Inc.	24,249	431
	Timken Co.	9,300	367
*	WABCO Holdings Inc.	6,000	351
*	Dollar Thrifty Automotive Group Inc.	3,900	300
*	Republic Airways Holdings Inc.	54,100	253
	Donaldson Co. Inc.	6,000	194
	TransDigm Group Inc.	1,400	187
	Textainer Group Holdings Ltd.	4,474	135
			1,399,716
Information Technology (21.1%)
*	Alliance Data Systems Corp.	652,193	93,296
*	Cadence Design Systems Inc.	5,398,860	68,350
*,3	TiVo Inc.	6,228,460	63,219
*	Sapient Corp.	5,513,687	56,681
*	Ultimate Software Group Inc.	479,019	48,553
*	Teradyne Inc.	3,315,120	48,467
*	Microsemi Corp.	2,432,790	46,710
*	VeriFone Systems Inc.	1,429,175	42,361
	FEI Co.	727,210	40,033
*	Parametric Technology Corp.	1,951,601	39,383

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)
	Convergys Corp.	2,221,985	37,352
*	Aruba Networks Inc.	1,953,166	35,489
*	F5 Networks Inc.	409,273	33,757
*	Silicon Laboratories Inc.	828,345	33,482
	IAC/InterActiveCorp	642,335	31,057
	j2 Global Inc.	1,006,229	30,227
*	ValueClick Inc.	1,569,685	26,167
*	RADWARE Ltd.	781,541	25,634
	Jabil Circuit Inc.	1,459,665	25,311
*	NCR Corp.	1,175,874	25,023
*	Trimble Navigation Ltd.	521,885	24,622
*	Riverbed Technology Inc.	1,309,100	24,179
*	MICROS Systems Inc.	529,547	24,036
*	Rovi Corp.	1,748,520	23,657
*	Acxiom Corp.	1,275,000	23,269
*	Euronet Worldwide Inc.	1,144,530	23,222
	FactSet Research Systems Inc.	252,400	22,855
	MKS Instruments Inc.	953,615	22,534
*	Red Hat Inc.	450,400	22,146
*,^	First Solar Inc.	872,100	21,201
*	NICE Systems Ltd. ADR	631,945	21,044
*	Concur Technologies Inc.	316,435	20,957
*	ON Semiconductor Corp.	3,397,540	20,895
	Syntel Inc.	343,007	20,447
	Cypress Semiconductor Corp.	2,028,840	20,106
*	Informatica Corp.	724,330	19,658
*	Nuance Communications Inc.	882,280	19,640
*	Liquidity Services Inc.	446,347	18,403
*	DealerTrack Holdings Inc.	659,816	18,033
*	Bankrate Inc.	1,644,830	17,649
*	Ciena Corp.	1,414,820	17,558
*	Finisar Corp.	1,513,560	17,436
	Fair Isaac Corp.	357,765	16,672
*	BroadSoft Inc.	430,550	16,456
*	Salesforce.com Inc.	111,140	16,224
*	Sourcefire Inc.	379,100	16,222
*	Cardtronics Inc.	570,742	16,215
*	FleetCor Technologies Inc.	341,343	16,183
*	SolarWinds Inc.	317,491	16,062
*	IPG Photonics Corp.	282,700	15,006
	Heartland Payment Systems Inc.	572,224	14,924
*	Atmel Corp.	3,088,985	14,410
	MercadoLibre Inc.	170,831	14,345
	Avago Technologies Ltd.	422,630	13,959
*	Akamai Technologies Inc.	357,206	13,570
*	Manhattan Associates Inc.	218,584	13,115
*	Hittite Microwave Corp.	210,069	11,898
*	Aspen Technology Inc.	479,015	11,870
*	NETGEAR Inc.	327,550	11,631
*	JDS Uniphase Corp.	1,181,320	11,447
*	Nanometrics Inc.	819,392	11,275
*	CommVault Systems Inc.	178,967	11,180
*	QLIK Technologies Inc.	573,235	10,553
*	CACI International Inc. Class A	207,352	10,457
*	WEX Inc.	137,100	10,115
*	Acme Packet Inc.	610,800	10,103
	National Instruments Corp.	423,739	9,983
*	WNS Holdings Ltd. ADR	944,461	9,917
*	SPS Commerce Inc.	270,900	9,820
*	Mentor Graphics Corp.	625,680	9,711
*	Bazaarvoice Inc.	749,000	9,557
*	Ultratech Inc.	306,751	9,482
*	LinkedIn Corp. Class A	79,600	8,512
*	Entropic Communications Inc.	1,756,300	8,448

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Market
			Value
		Shares	($000)
*	Global Cash Access Holdings Inc.	1,106,560	7,801
*	Tyler Technologies Inc.	149,100	7,128
*	Super Micro Computer Inc.	882,974	6,984
*	Progress Software Corp.	349,600	6,894
*,^	Ubiquiti Networks Inc.	483,400	5,704
*	Interactive Intelligence Group Inc.	165,115	5,236
*	Active Network Inc.	587,077	5,201
*	Diodes Inc.	317,775	4,817
*	Polycom Inc.	476,535	4,775
*	Universal Display Corp.	138,295	4,533
*	Dropbox Private Placement	445,203	4,314
*	Constant Contact Inc.	344,513	4,251
	Power Integrations Inc.	135,660	4,013
*	Cavium Inc.	117,485	3,898
*	Skyworks Solutions Inc.	165,600	3,875
*	Monolithic Power Systems Inc.	190,000	3,692
*	PROS Holdings Inc.	175,000	3,383
*	Volterra Semiconductor Corp.	181,839	3,304
*	Allot Communications Ltd.	136,800	3,196
*	Gartner Inc.	66,938	3,107
*	LSI Corp.	422,700	2,895
	Littelfuse Inc.	50,000	2,680
	Genpact Ltd.	138,700	2,442
	MAXIMUS Inc.	43,424	2,396
	Lender Processing Services Inc.	91,700	2,211
	DST Systems Inc.	35,896	2,047
	Anixter International Inc.	33,931	1,989
*	AOL Inc.	54,100	1,857
*	Vantiv Inc. Class A	90,100	1,818
*	Plexus Corp.	65,500	1,763
*	Unisys Corp.	95,340	1,625
*	Jive Software Inc.	136,766	1,532
*	CalAmp Corp.	155,800	1,383
	Booz Allen Hamilton Holding Corp.	103,141	1,380
	Intersil Corp. Class A	175,495	1,237
*	Nova Measuring Instruments Ltd.	140,000	1,053
*	Freescale Semiconductor Ltd.	100,400	898
*	RF Micro Devices Inc.	197,030	869
	Total System Services Inc.	35,200	792
*	Websense Inc.	51,251	677
*	Exar Corp.	71,200	609
*	MEMC Electronic Materials Inc.	231,900	584
*	CSG Systems International Inc.	24,000	495
*	Silicon Image Inc.	99,100	436
*	Cray Inc.	35,000	426
*	ATMI Inc.	17,200	340
	MTS Systems Corp.	6,700	338
	Diebold Inc.	10,700	318
*	Zygo Corp.	14,400	268
	Jack Henry & Associates Inc.	6,600	251
*	MaxLinear Inc.	31,600	179
			1,847,315
Materials (5.4%)
	Smurfit Kappa Group plc	3,366,256	37,013
*	KapStone Paper and Packaging Corp.	1,663,940	36,557
*	WR Grace & Co.	560,760	35,978
*	Graphic Packaging Holding Co.	5,717,964	33,850
	Ball Corp.	769,585	32,961
	Silgan Holdings Inc.	745,370	32,282
	Albemarle Corp.	540,235	29,772
	PolyOne Corp.	1,517,260	28,722
	Minerals Technologies Inc.	387,730	27,785
	Methanex Corp.	893,190	26,796
	FMC Corp.	423,170	22,648

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

					Market
					Value
				Shares	($000)
	Ashland Inc.			288,345	20,516
	Carpenter Technology Corp.			413,430	20,097
	Schweitzer-Mauduit International Inc.			529,200	18,538
	Sensient Technologies Corp.			300,186	10,921
*	Ferro Corp.			3,803,855	10,004
	Globe Specialty Metals Inc.			564,552	8,485
*	LSB Industries Inc.			200,390	8,070
*	TPC Group Inc.			124,400	5,596
*	OM Group Inc.			216,500	4,380
	Aptargroup Inc.			79,000	4,051
	NewMarket Corp.			9,873	2,679
	Valspar Corp.			42,200	2,364
	Rockwood Holdings Inc.			45,895	2,107
	Westlake Chemical Corp.			27,400	2,084
	Airgas Inc.			22,800	2,029
	Eastman Chemical Co.			32,874	1,947
*	Coeur d'Alene Mines Corp.			57,400	1,774
	Cliffs Natural Resources Inc.			42,500	1,542
	Myers Industries Inc.			76,900	1,140
	Walter Energy Inc.			29,200	1,021
	Haynes International Inc.			16,650	844
*	OMNOVA Solutions Inc.			48,900	383
*	Owens-Illinois Inc.			13,200	257
	International Flavors & Fragrances Inc.			2,900	187
*	Chemtura Corp.			6,700	107
					475,487
Telecommunication Services (1.4%)
*	SBA Communications Corp. Class A			602,890	40,171
*	tw telecom inc Class A			1,152,025	29,342
*	Vonage Holdings Corp.			10,222,290	23,205
	Cogent Communications Group Inc.			932,599	20,247
*	Clearwire Corp. Class A			1,765,410	3,531
*,^	magicJack VocalTec Ltd.			90,000	1,831
	Primus Telecommunications Group Inc.			32,700	478
*	Fairpoint Communications Inc.			20,700	152
					118,957
Utilities (0.0%)
	American States Water Co.			16,200	713

Total Common Stocks (Cost $7,072,466)					8,506,163

		Coupon		Shares

Temporary Cash Investments (4.2%)[1]
Money Market Fund (3.8%)
4,5	Vanguard Market Liquidity Fund	0.167%		331,031,716	331,032

				Face
			Maturity	Amount
		Coupon	Date	($000)
Repurchase Agreement (0.3%)
	Deutsche Bank Securities, Inc.(Dated 10/31/12,
	Repurchase Value $32,200,000, collateralized by
	Government National Mortgage Assn. 3.500%,
	1/20/42-10/20/42)	0.350%	11/1/12	32,200	32,200

U.S. Government and Agency Obligations (0.1%)
6,7	Fannie Mae Discount Notes	0.120%	12/26/12	1,000	1,000
6,7	Freddie Mac Discount Notes	0.170%	12/17/12	2,200	2,199

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2012

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.625%	12/31/12	3,000	3,002
				6,201
Total Temporary Cash Investments (Cost $369,433)				369,433
Total Investments (101.3%) (Cost $7,441,899)				8,875,596
Other Assets and Liabilities—Net (-1.3%)[5]				(109,735)
Net Assets (100%)				8,765,861

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $81,111,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.8% and 3.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $84,197,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $3,099,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

11

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board
(United States), the financial statements (not presented herein) of Vanguard Explorer Fund (the “Fund”)
as of October 31, 2012 and for the period then ended and have issued our unqualified report thereon dated December 11, 2012. Our audit included an audit of the Fund’s schedule of investments as of
October 31, 2012. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2012

12

© 2012 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 240 122012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2012: $38,000
Fiscal Year Ended October 31, 2011: $38,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2012: $4,809,780
Fiscal Year Ended October 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2012: $1,812,565
Fiscal Year Ended October 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2012: $490,518
Fiscal Year Ended October 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2012: $16,000
Fiscal Year Ended October 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2012: $506,518
Fiscal Year Ended October 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2012
VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.